UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

  August 30, 2022
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

9717 Key West Ave, Suite 100
Rockville, MD 20850
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on February 28, 2022, OpGen, Inc. (the “Company”) received a notice from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that its common stock had failed to maintain a minimum bid price of $1.00 per share over the prior 30 consecutive business days as required by Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”). The Company was granted 180 calendar days, or until August 29, 2022, to regain compliance with the Minimum Bid Price Rule. On August 30, 2022, Nasdaq notified the Company that it had been granted an additional 180-calendar day compliance period, or until February 27, 2023, to regain compliance with the Minimum Bid Price Rule. In connection with the grant of such additional compliance period, the Company provided notice to Nasdaq that it intended to cure the bid price deficiency by effecting a reverse stock split, if necessary, prior to the end of the compliance period. The Company intends to actively monitor the bid price of its common stock and will consider available options, including a reverse stock split, to regain compliance with the listing requirements. There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Rule or will otherwise be in compliance with other Nasdaq listing criteria.

Item 8.01 Other Events.

On August 31, 2022, the Company issued a press release announcing that Nasdaq had granted the Company an additional 180-day compliance period to regain compliance with the Minimum Bid Price Rule. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 —  Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated August 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 31, 2022	OpGen, Inc.

	By:	/s/ Albert Weber
		Name:	Albert Weber
		Title:	Chief Financial Officer